EXHIBIT 32

                           SECTION 1350 CERTIFICATIONS

         Pursuant to 18 U.S.C. ss. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Supreme Holdings, Inc., a Nevada corporation (the "Company"), hereby certifies that:

         To my knowledge, the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 17, 2004


                                 BY:  /s/  Charles T. Phillips
                                      --------------------------------
                                      CHARLES T. PHILLIPS
                                      CHIEF EXECUTIVE OFFICER
Dated:  May 17, 2004


                                 BY:  /s/  Sandra L. Livney
                                      --------------------------------
                                      SANDRA L. LIVNEY
                                      CHIEF FINANCIAL OFFICER